Exhibit 99.7

                          Notice of Guaranteed Delivery

                          NOTICE OF GUARANTEED DELIVERY
                                       OF
                             SHARES OF COMMON STOCK
                                       OF
                          OREGON TRAIL FINANCIAL CORP.

This form, or a facsimile hereof, must be used in connection with your election if:

         (a) the certificates for your shares of common stock of Oregon Trail Financial Corp. are not immediately available;

         (b) time will not permit the Election Form and Letter of Transmittal ("Election Form") and other required documents to be delivered to the Exchange Agent on or before 5:00 p.m., Eastern Standard Time, on ____________, 2003 (the "Election Deadline"); or

         (c) the procedures for book-entry transfer cannot be completed on a timely basis.

This form may be delivered by hand, mail or facsimile transmission to the Exchange Agent, and must be received by the Exchange Agent on or before the Election Deadline.

                             The Exchange Agent is:

                         REGISTRAR AND TRANSFER COMPANY

By Mail:                          By Hand:                                 By Overnight Courier:
Registrar and Transfer Company    c/o The Depository Trust Transfer Co.    Registrar and Transfer Company
10 Commerce Drive                 Transfer Agent Drop                      10 Commerce Drive
Cranford, New Jersey 07016        55 Water Street, 1st Floor               Cranford, New Jersey 07016
Attn: Corporate Actions           New York, New York 10041-0099            Fax: 908-497-2311


        Delivery of this form to an address other than as set forth above or transmission via facsimile to a number other than one listed above does not constitute a valid delivery.

Ladies and Gentlemen:

The undersigned hereby surrenders to Registrar and Transfer Company, the Exchange Agent, upon the terms and subject to the conditions set forth in the Proxy Statement-Prospectus and the related Election Form, receipt of which are hereby acknowledged, the number of shares of common stock of Riverview set forth on the reverse side pursuant to the guaranteed delivery procedures outlined in the section of the Proxy Statement-Prospectus entitled "The Merger--Election Procedures; Surrender of Stock Certificates."

THE GUARANTEE SECTION ON THIS FORM MUST BE SIGNED BY AN ELIGIBLE INSTITUTION IN ORDER TO CONSTITUTE A VALID GUARANTEE DELIVERY.

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Number of Shares Surrendered:
                              ----------------------------------

Certificate Nos. (if available):
                                 -------------------------------

[ ] Check box if shares will be surrendered by book-entry transfer.

DTC Account Number:
                    ----------------

Name(s) of Record Holder(s):
                             ---------------------------------------------------

Address:
         -----------------------------------------------------------------------

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Area Code and Telephone Number: (    )
                                ------------------------------

Social Security Number:       -      -         or Employer identification
                        --------------------
number:       -      -
        --------------------

Dated:                          , 2003
       -------------------------            ------------------------------------

                                            ------------------------------------
                                                        Signature(s)

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                                    GUARANTEE

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby guarantees to deliver to the Exchange Agent certificates representing the shares tendered hereby, in proper form for transfer (or surrender shares pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company), together with (i) a properly completed and duly executed Election Form (or facsimile thereof) with any required signature guarantees, and (ii) any other required document, within three business days after the Election Deadline.

Name of Firm:
              ------------------------      ------------------------------------
                                                   (authorized signature)

Address:                                    Name:
         -----------------------------            ------------------------------

                                            Title:
--------------------------------------             -----------------------------
City           State          Zip Code

Area Code and Tel. No.:                     Dated:                   , 2003
                        --------------             ------------------

            DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK
                CERTIFICATES MUST BE SENT WITH THE ELECTION FORM.

This form is not to be used to guarantee signatures. If a signature on a Form of Election requires a Medallion Signature Guarantee, such guarantee must appear in the applicable space provided on the Form of Election.